POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



Lilyan H. Affinito



STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me Lilyan H. Affinito to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public, State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires August 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director and officer of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



Joseph A. Califano



STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me
Joseph A. Califano, Jr. to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public, State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires
                                       August 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is the Executive Vice President and Chief Operating Officer and a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R.A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead as a director and officer of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



A.J. Eckelman



STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me Arnold J. Eckelman, to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires August 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



Alice Stone Ilchman



STATE OF NEW YORK    )
                     ) SS:
COUNTY OF NEW YORK   )

         On the date set forth above, personally appeared before me Alice Stone Ilchman to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public, State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires August 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



John E. Jacob



STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me
John E. Jacob to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public, State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires August 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is the President and Chief Executive Officer and a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead as a director and officer of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1994.



R. A. Jalkut


STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me
R. A. Jalkut to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Geraldine A. Hackett
                                       Notary Public, State of New York
                                       No. 43-4772113
                                       Qualified in Richmond County
                                       Certified in New York County
                                       Commission Expires January 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1994.



John F. X. Mannion



STATE OF NEW YORK )
                  ) SS:
COUNTY OF ONONDAGA)

         On the date set forth above, personally appeared before me
John F. X. Mannion to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Beverly C. Hennessy
                                       Notary Public in the State of New York
                                       Qualified in Onondaga Co. No. 4613824
                                       My Commission Expires 5/31/95

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



Victor J. Riley, Jr.


STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me Victor J. Riley, Jr., to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires August 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



Gerald Schoenfeld



STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me Gerald Schoenfeld to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public, State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires August 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 9th day of March, 1994.



Ivan Seidenberg



STATE OF NEW YORK     )
                      ) SS:
COUNTY OF WESTCHESTER )

         On the date set forth above, personally appeared before me
Ivan Seidenberg to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Ina H. Callery
                                       Notary Public State of New York
                                       No. 4834371
                                       Qualified in Westchester County
                                       Commission Expires June 30, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



Paul L. Snyder


STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me
Paul L. Snyder to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public, State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires August 31, 1995

                              POWER OF ATTORNEY


                       KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, NEW YORK TELEPHONE COMPANY, (hereinafter referred to as the "Company"), a New York State corporation, proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

         WHEREAS, the undersigned is a director of the Company:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints each of R. A. Jalkut and Mel Meskin as Attorney for the undersigned and in the undersigned's name, place and stead, as a director of the Company, to execute and file such Annual Report on Form 10-K, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to each said attorney, severally, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of March, 1994.



Frank J. Tasco



STATE OF NEW YORK  )
                   ) SS:
COUNTY OF NEW YORK )

         On the date set forth above, personally appeared before me Frank J. Tasco to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purpose therein expressed.

                                       Marilyn A. Druck
                                       Notary Public, State of New York
                                       No. 31-1026585
                                       Qualified in New York County
                                       Commission Expires August 31, 1995